Letter to shareholders
November 15, 1999
William V. Fries, CFA
Portfolio Manager
Dear Fellow Shareholders,
The fiscal year ended September 30 was excellent for the Thornburg Value Fund. The results for the fiscal year, calendar year-to-date and since inception are shown in the table below. These returns are for investors who held the shares from the beginning of each period with all dividends reinvested. Since the end of the fiscal year, investment performance has continued to be healthy.
Total return performance as of 9/30/99
                           Inception:  10/2/95

                                     A Shares                                         C Shares
                   Cal. YTD   1 Year   3 Years   Since Incept.      Cal. YTD   1 Year     3 Years   Since Incept.
Net Asset Value     12.99%    35.50%    26.86%**  26.16%**            12.38%    34.45%    25.84%**  25.20%**
Max Offering Price  7.91%     23.39%    24.94%**  24.73%**            11.38%    34.45%    25.84%**  25.20%**

Past performance cannot guarantee future results.
    * Assumes redemption during the period.
    ** Annualized.


The stocks of companies involving technology, communications and financial services were prime drivers of the year's good performance. Buyout activity (ARCO, Fore Systems, Learning Company, Liechtenstein Global Trust and U.S. West) also played a positive role. Market weakness late in the fiscal year dropped net asset value per share materially below peak levels reached in mid-July. A couple of 25 basis point increases in the fed funds rate (what banks pay to borrow) set off concern that the fight to ward off inflation from a booming economy would require more vigorous Fed action. Up until recently, potential monetary authority action has been dampening enthusiasm for most equities. I say "most" because there has been plenty of enthusiasm for selected sectors; Internet, technology and telecommunications equipment, for example. The narrowness of the market advance since the end of the fiscal year coupled with a wide disparity of valuations is causing a good deal of consternation among investment professionals espousing a traditional value philosophy. Lower interest rates are now an unreliable tailwind for stock value. Earnings and, more importantly, robust and reliable revenue and earnings growth, have become paramount for investors. This is not new. Earnings growth is what equity investing is all about. What is new is the number of companies enjoying extraordinary growth, especially in the technology arena. We have been fortunate to own some of these companies (Advent, Intel, Lam Research, Nortel). It is hard to imagine, but less than a year ago, a number of today's favored semiconductor and semiconductor equipment stocks were losing money with deeply depressed stock prices. For us, it presented a great opportunity! We believe there are similar opportunities for investors today.

An example of one such opportunity is a recent addition to the portfolio, Health Management Associates. From a financial standpoint, the healthcare service industry has been in turmoil for a couple of years. Most publicly traded stocks in this sector have been poor performers. In the past, Health Management had done a creditable job of both buying and operating small city hospitals. Not immune to the negative trends affecting the industry, however, the company's consistent record of growth has been interrupted by pressure on profit margins. In part, these related to cuts in Medicare reimbursement. We are optimistic the worst is over for the company. Its service is essential. Demographics suggest growing demand, and efficient operators such as Hospital Management should be able to prosper. In today's environment, the stock is priced with low expectations. Another area of current opportunity is personal care companies. We have added Dial Corp and Kimberly Clark to the portfolio. A couple of years ago, investors were willing to pay almost any price to own brand name franchises. This is not the case today. Issues such as the bargaining power of retailers, adverse currency translations and a perception of lower growth have reduced the appeal of these stocks. Nonetheless, both Dial and Kimberly Clark possess attractive attributes. Both enjoy high profitability, market leadership and consistent and improving earnings. The above examples of stocks we like are offered to help you understand the nature of our value philosophy. The new stocks we add to the portfolio may not seem to have good prospects at the time of purchase, but how they are perceived next year is what is important. The Fund continues to be a focused but diversified portfolio composed of 46 stocks in 23 industries at September 30. Semiconductor, semiconductor capital equipment and telecommunications equipment stocks account for 4.4%, 6.2% and 7.1%, of the portfolio, respectively. Financial services (banks, investment managers, and brokers) account for 13.7%. On September 30, 1999 an income distribution of $0.01 per share on Class A shares was paid. On November 1, 1999 a long-term capital gain distribution of $0.39 per share on Class A and C shares was paid. These distributions were very modest in relation to the overall investment performance of the fund. Achieving excellent performance relative to our investment objective is our most important job. Being tax efficient for taxable investors continues to be a priority as well. For more complete descriptions of the stocks we hold in your Thornburg Value Fund portfolio, please visit our Website at www.thornburg.com. We appreciate your continued trust and confidence. Thank you for investing with us.

Respectfully,

William V. Fries, CFA
Portfolio Manager

Tax Update
THORNBURG VALUE FUND'S AFTER TAX RETURNS SHOW GREAT TAX EFFICIENCY

Federal income taxes have had only a slight impact on your fund's return - an important consideration for investors who own mutual funds in taxable accounts. While the pretax return is most often used to tally a fund's performance, the fund's after-tax return may be a better representation of your net return. The after tax return accounts for taxes you may pay on distributions of capital gains and income dividends. If you own the Thornburg Value Fund in a tax-deferred account such as an individual retirement account or a 401(k), this information does not apply to you. Such accounts are not subject to current federal income taxes.

The Table below presents the pretax and after-tax returns for your fund (and an appropriate peer group of mutual funds). Two things to keep in mind:

         o The after-tax return calculations use the top federal income tax rates in effect at the time of each distribution. The tax burden, therefore, would be somewhat less, and the after-tax return somewhat more, if you are in a lower tax bracket.
         o The peer funds' returns are provided by Morningstar, Inc.

As you can see, the Thornburg Value Fund's pretax total returns of 35.50% and 34.45% (to A and C shares, respectively) for the 12 months ended September 30, 1999 were only slightly reduced by taxes. For investors in the highest tax bracket, the fund's pretax returns to A and C shares were cut by only .33% and
 .08%, respectively. By comparison, the average "midcap blend" fund earned a pretax return of 19.97% and an after tax return of 18.33%. Morningstar classifies Thornburg Value Fund as a midcap blend fund.

                                     Average Annual Returns: Pretax and After-Tax
                                          Periods Ended September 30, 1999
                                         1 Year                            3 Years
                           Pretax  After-Tax  Tax  Efficiency   Pretax  After-Tax  Tax  Efficiency
Thornburg Value Fund -A     35.50%   35.17%        99.1%        26.86%    25.05%      93.3%
Thornburg Value Fund -C     34.45%   34.37%        99.8%        25.84%    24.39%      94.4%
Average  Fund*              19.97%   18.33%        91.8%        13.56%    11.13%      82.1%

*Based on data from Morningstar, Inc. for 266 Midcap Blend Funds.

The Thornburg Value Fund results, before and after taxes, compare favorably with those of its average peer. Your fund lost less to taxes (one year tax efficiency of 99.1%, A shares) than its peer group average (one year tax efficiency of 91.8%). Your fund also earned a higher pretax return (35.50% vs. 19.97%) than its peer group average.

It is very difficult to predict tax efficiency. A fund's tax efficiency can be influenced by its turnover rate, the types of securities it holds, the accounting practices it uses when selling shares, and the net cash flow it receives. The tax efficiency of Thornburg Value Fund thus far is no accident. We have worked to manage our investment activities in a tax efficient manner, and we will continue to do so. Our calculations do not reflect the tax effect of your own investment activities. You may incur additional capital gains taxes if you decide to sell all or some of your shares.

A  Note  About  Our   Calculations:   Pretax  total  returns   assume  that  all
distributions received (income dividends, short-term capital gains, and long-term capital gains) are reinvested in new shares, while our after-tax returns assume that highest individual federal income tax rates at the time of the distributions. Those rates are currently 39.6% for dividends and short-term capital gains and 20% for long-term capital gains. The calculation does not account for state and local income taxes, nor does it take into consideration any tax adjustments that a shareholder may claim for foreign taxes paid by the fund. The competitive group returns provided by Morningstar are calculated in a manner consistent with that used for Thornburg Value Fund. All A share calculations assume purchase at net asset value and no redemption. Return calculations reflecting the maximum sales charge applicable to A shares are shown on page 1 of this report.

Statement of assets and liabilities
Thornburg Value Fund

ASSETS

Investments, at value (cost $482,998,639) .......................$548,380,866
Cash ............................................................  11,384,400
Receivable for securities sold ..................................   7,859,829
Receivable for fund shares sold .................................   5,328,564
Dividends receivable ............................................     779,585
Prepaid expenses and other assets ...............................      54,522
                           Total Assets ......................... 573,787,766

LIABILITIES

Payable for securities purchased ................................  23,325,895
Payable for fund shares redeemed ................................     562,453
Unrealized loss on forward exchange contracts (Note 6) ..........   1,876,570
Payable to investment advisor ...................................     440,038
Accounts payable and accrued expenses ...........................     325,963
                           Total Liabilities ....................  26,530,919
NET ASSETS ......................................................$547,256,847

NET ASSETS CONSIST OF:
     Net unrealized appreciation (depreciation) on investments ..$ 63,623,747
     Accumulated net realized gain ..............................   9,572,912
     Net capital paid in on shares of beneficial interest ....... 474,060,188
                                                                 $547,256,847

NET ASSET VALUE:
Class A Shares:
Net asset value and redemption price per share
($360,966,176 applicable to 13,776,135 shares of beneficial
interest outstanding - Note 4) ...............................   $      26.20

Maximum sales charge, 4.50% of offering
price (4.70% of net asset value per share) ...................           1.23
Maximum Offering Price Per Share .............................   $      27.43

Class C Shares:
Net asset value and offering price per share*
($133,933,653 applicable to 5,136,388 shares of beneficial
interest outstanding - Note 4) ...............................   $      26.08

Class I Shares:
Net asset value, offering and redemption price per share
($52,357,018 applicable to 1,994,090 shares of beneficial
interest outstanding - Note 4) ...............................   $      26.26

* Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge. See notes to financial statements.

Statement of operations
INVESTMENT INCOME
Dividend income (net of foreign taxes withheld of $191,813) .   $  6,558,699
Interest income .............................................        721,348
Other income ................................................        287,695
                           Total Income .....................      7,567,742

EXPENSES
Investment advisory fees (Note 3) ...........................      3,210,299
Administration fees (Note 3)
         Class A Shares .....................................        319,626
         Class C Shares .....................................        106,392
         Class I Shares .....................................         13,259
Distribution and service fees (Note 3)
         Class A Shares .....................................        639,251
         Class C Shares .....................................        851,134
Transfer agent fees .........................................        345,218
Registration & filing fees ..................................         97,346
Custodian fees ..............................................        186,785
Professional fees ...........................................         37,286
Accounting fees .............................................         27,530
Trustee fees ................................................          6,116
Other expenses ..............................................         34,995
                           Total Expenses ...................      5,875,237

Less:
Expenses reimbursed by investment advisor (Note 3) ..........        (35,996)

Net Expenses ................................................      5,839,241

                           Net Investment Income ............      1,728,501

REALIZED AND UNREALIZED GAIN (LOSS) - NOTE 5 Net realized gain on:
         Investments .......................................       9,010,585
         Foreign currency transactions .....................       2,221,065
         Option contracts written ..........................         318,589
                                                                  11,550,239

Net unrealized appreciation (depreciation)
         Investments ........................................     59,359,747
          Foreign currency translation ......................       (292,463)
                                                                  59,067,284

                           Net Realized and Unrealized
                           Gain on Investments ..............     70,617,523

                           Net Increase in Net Assets Resulting
                           From Operations .                    $ 72,346,024

See notes to financial statements.

Statements of changes in net assets
                                                                           Year Ended          Year Ended
                                                                       September 30, 1999  September 30, 1998

INCREASE (DECREASE) IN
NET ASSETS FROM:

OPERATIONS:
Net investment income ...................................................   $   1,728,501    $   1,118,961
Net realized gain (loss) on investments and foreign currency transactions      11,550,239         (168,836)
Increase (decrease) in unrealized appreciation on investments
and foreign currency translation ........................................      59,067,284      (10,040,414)

                           Net Increase (Decrease) in Net Assets
                           Resulting from Operations ....................      72,346,024       (9,090,289)

DIVIDENDS TO SHAREHOLDERS:
From net investment income
         Class A Shares .................................................      (2,125,801)        (938,716)
         Class C Shares .................................................        (251,359)         (27,348)
         Class I Shares .................................................        (302,311)               0

From realized gains
         Class A Shares .................................................               0       (4,677,701)
         Class C Shares .................................................               0         (746,009)
         Class I Shares .................................................               0                0

From return of capital
         Class A Shares .................................................               0         (165,589)
         Class C Shares .................................................               0           (4,824)
         Class I Shares .................................................               0                0

FUND SHARE TRANSACTIONS - (Note 4)
         Class A Shares .................................................     158,138,008       95,534,687
         Class C Shares .................................................      77,354,880       35,229,776
         Class I Shares .................................................      50,091,345                0

                           Net Increase in Net Assets ...................     355,250,786      115,113,987


NET ASSETS:

         Beginning of year ..............................................     192,006,061       76,892,074
End of year .............................................................   $ 547,256,847    $ 192,006,061

See notes to financial statements .......................................

Notes to financial statements
Thornburg Investment Trust
Note 1 - Organization
Thornburg Value Fund hereinafter referred to as the "Fund," is a diversified series of Thornburg Investment Trust (the "Trust"). The Trust was organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended. The Trust is currently issuing seven series of shares of beneficial interest in addition to those of the Fund:
Thornburg Limited Term U.S. Government Fund, Thornburg New Mexico Intermediate Municipal Fund, Thornburg Intermediate Municipal Fund, Thornburg Limited Term Income Fund, Thornburg Florida Intermediate Municipal Fund, Thornburg Global Value Fund and Thornburg New York Intermediate Municipal Fund. Each series is considered to be a separate entity for financial reporting and tax purposes. The Fund seeks long-term capital appreciation by investing primarily in domestic equity securities selected on a value basis. The Fund currently offers three classes of shares of beneficial interest, Class A, Class C and Institutional Class (Class I) shares. Each class of shares of a Fund represents an interest in the same portfolio of investments of the Fund, except that (i) Class A shares are sold subject to a front-end sales charge collected at the time the shares are purchased and bear a service fee, (ii) Class C shares are sold at net asset value without a sales charge at the time of purchase, but are subject to a service fee and a distribution fee, (iii) Class I shares are sold at net asset value without a sales charge at the time of purchase, and (iv) the respective classes have different reinvestment privileges. Additionally, the Fund may allocate among its classes certain expenses, to the extent allowable to specific classes, including transfer agent fees, government registration fees, certain printing and postage costs, and administrative and legal expenses. Currently, class specific expenses of the Fund are limited to distribution fees, administrative fees and certain transfer agent expenses.

Note 2 - Significant Accounting Policies Significant accounting policies of the Fund are as follows:
Valuation of Securities: In determining net asset value, investments are stated at value based on latest sales prices at 4:00 pm est reported on national securities exchanges on the last business day of the period. Investments for which no sale is reported are valued at the mean between bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management and approved in good faith by the Board of Trustees. Short term obligations having remaining maturities of 60 days or less are valued at amortized cost which approximates market value. Options written: When the Fund writes a call option, an amount equal to the premium received by the Fund is included in the Fund's statement of assets and liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. The current market value of a traded option is the last sales price on the principal exchange on which such option is traded, or in the absence of such sale, the latest ask quotation. When an option expires on its stipulated expiration date or the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. When a call option is exercised, the Fund realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are increased by the premium originally received. The risk in writing a call option is that the Fund gives up the opportunity of profit if the market price of the security increases. The Fund also has the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist. Foreign Currency Translation: Porfolio securities securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against the U.S. dollar on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the translation date. When the Fund purchases or sells foreign securities it will customarily enter into a foreign exchange contract to minimize foreign exchange risk from the trade date to the settlement date of such transactions. The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments. Federal Income Taxes: It is the policy of the Fund to comply with the provisions of the Internal Revenue Code applicable to "regulated investment companies" and to distribute all of its taxable income to its shareholders. Therefore, no provision for Federal income tax is required. Net realized capital losses are carried forward to offset realized gains in future years. To the extent such carryforwards are used, no capital distributions will be made. When-Issued and Delayed Delivery Transactions: The Fund may engage in when-issued or delayed delivery transactions. To the extent a Fund engages in such transactions, it will do so for the purpose of acquiring portfolio securities consistent with its investment objectives and not for the purpose of investment leverage or to speculate on market changes. At the time the Fund makes a commitment to purchase a security on a when-issued basis, it will record the transaction and reflect the value in determining its net asset value. When effecting such transactions, assets of the Fund of an amount sufficient to make payment for the portfolio securities to be purchased will be segregated on the Fund's records on the trade date. Dividends: Dividends to the shareholders are paid quarterly and are reinvested in additional shares of the Fund at net asset value per share at the close of business on the dividend payment date, or at the shareholder's option, paid in cash. Net realized capital gains, to the extent available, will be distributed annually. Distributions to shareholders are based on income tax regulations and therefore, their characteristics may differ for financial statement and tax purposes. General: Securities transactions are accounted for on a trade date basis. Interest income is accrued as earned and dividend income is recorded on the ex-dividend date. Use of Estimates: The preparation of financial statements, in conformity with generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Note 3 - Investment Advisory Fee And Other Transactions With Affiliates
Pursuant to an investment advisory agreement, Thornburg Management Company, Inc. (the "Adviser") serves as the investment adviser and performs services to the Fund for which the fees are payable at the end of each month. For the year ended September 30, 1999, these fees were payable at annual rates ranging from 7/8 of 1% to 27/40 of 1% of the average daily net assets of the Fund depending on the Fund's asset size. The Fund also has an Administrative Services Agreement with the Adviser, whereby the Adviser will perform certain administrative services for the shareholders of each class of the Fund's shares, and for which fees will be payable at an annual rate of up to 1/8 of 1% of the average daily net assets attributable to each class of shares. For the year ended September 30, 1999, the Adviser voluntarily reimbursed certain operating expenses amounting to $35,996 for the Fund. The Fund has an underwriting agreements with Thornburg Securities Corporation (the "Distributor"), which acts as the Distributor of the Fund's shares. For the year ended September 30, 1999, the Distributor earned commissions aggregating $313,665 from the sale of Class A shares of the Fund, and collected contingent deferred sales charges aggregating $25,784 from redemptions of Class C shares of the Fund. Pursuant to a Service Plan under Rule 12b-1 of the Investment Company Act of 1940, the Fund may reimburse to the Adviser an amount not to exceed 1/4 of 1% annum of its average net assets attributable to each class of shares of the Fund for payments made by the Adviser to securities dealers and other financial institutions to obtain various shareholder related services. The Adviser may pay out of its own funds additional expenses for distribution of the Fund's shares. The Fund has also adopted Distribution Plans pursuant to Rule 12b-1, applicable only to the Fund's Class C shares under which the Fund compensated the Distributor for services in promoting the sale of Class C shares of the Fund at an annual rate of up to 3/4 of 1% or .75% of the average daily net assets attributable to Class C shares. Total fees incurred by each class of shares of the Fund under its respective Service and Distribution Plans for the year ended September 30, 1999 are set forth in the statement of operations. Certain officers and trustees of the Trust are also officers and/or directors of the Adviser and Distributor. The compensation of unaffiliated trustees is borne by the Trust.

Notes to financial statements . . . continued

Note 4 - Shares of Beneficial Interest
At September 30, 1999 there were an unlimited number of shares of beneficial interest authorized. Sales of Class I of the Value Fund commenced November 2, 1998. Transactions in shares of beneficial interest were as follows:

Thornburg Value Fund
                                                        Year Ended September 30, 1999          Year Ended September 30, 1998
                                                       Shares                    Amount             Shares         Amount
Class A Shares
Shares sold ....................................       9,050,261             $ 232,959,415        5,364,791    $ 114,402,496
Shares issued to shareholders in
         reinvestment of dividends .............          73,730                 1,947,825          290,340        5,509,526
Shares repurchased .............................      (3,074,913)              (76,769,232)      (1,204,237)     (24,377,335)

Net Increase ...................................       6,049,078             $ 158,138,008        4,450,894    $  95,534,687

Class C Shares
Shares sold ....................................       3,233,243             $  83,091,171        1,712,966    $  36,707,174
Shares issued to shareholders
         in reinvestment of distributions ......           7,428                   195,674           37,794          705,580
Shares repurchased .............................        (239,159)               (5,931,965)        (106,131)      (2,182,978)

Net Increase ...................................       3,001,512             $  77,354,880        1,644,629    $  35,229,776

Class I Shares
Shares sold ....................................       2,014,660             $  50,619,712
Shares issued to shareholders
         in reinvestment of distributions ......          11,304                   300,372
Shares repurchased .............................         (31,874)

Net Increase ...................................       1,994,090             $  50,091,345

Note 5 - Securities Transactions
For the year ended September 30, 1999, the Fund had purchases and sales transactions of investment securities of $478,369,520 and $219,711,046, respectively.
The cost of investments for Federal income tax purpose is $483,822,925 for the Fund.
At September 30, 1999, net unrealized appreciation of investments was $64,557,941 resulting from $90,466,643 gross unrealized appreciation and $25,908,702 gross unrealized depreciation.
The Fund had the following option contracts written during the year:

                               Number of Contracts        Premium
Balance at begining of year              0                   0
Options written                        300               $ 318,589
Options expired                       (200)               (286,490)
Options assigned                      (100)                (32,099)
Balance at end of year                   0                   0

Note 6 - Financial Investments With Off-Balance Sheet Risk
During the year ended September 30, 1999, the Fund was a party to financial instruments with off-balance sheet risks, primarily currency forward exchange contracts. A forward exchange contract is an agreement between two parties to exchange different currencies at a specified rate at an agreed upon future date. These contracts are purchased in order to minimize the risk to the Fund with respect to its foreign stock holdings from adverse changes in the relationship between the U.S. dollar and foreign currencies. In each case these contracts have been initiated in conjunction with foreign stock holdings. These instruments may involve market risks in excess of the amount recognized on the Statements of Assets and Liabilities. Such risks would arise from the possible inability of counterparties to meet the terms of their contracts, future movement in currency value and interest rates and contract positions that are not exact offsets. The contract amounts indicate the extent of the Fund's involvement in such contracts. At September 30, 1999, the Fund had outstanding forward exchange contracts for the sale of currencies as set out below. These contracts are reported in the financial statements at the Fund's net equity, as measured by the difference between the forward exchange rates at the reporting date and the forward exchange rates at the dates of entry into the contract.

Contracts to sell:
         15,551,710        Swiss Francs for 10,285,992 U.S. Dollars, December 15, 1999      $ (156,591)
      1,593,052,142        Japanese Yen for 13,731,616 U.S. Dollars, December 15, 1999      (1,367,324)
         35,634,734        Euros for 37,599,219 U.S. Dollars, December 15, 1999               (551,518)
          6,944,125        New Zealand Dollars for 3,798,295 U.S. Dollars, December 15, 1999   198,863

Unrealized loss from forward exchange contracts                                            ($1,876,570)


Financial highlights
Per share operating performance (for a share outstanding  throughout the period)
                                                                               Year Ended September 30,
                                                                    1999         1998           1997             1996(a)
Class A Shares:
Net asset value, beginning of year ..........................   $     19.48  $     20.42  $       14.50    $       11.94

Income from investment operations:
              Net investment income .........................          0.16         0.20           0.21             0.28
              Net realized and unrealized gain on investments          6.76         0.40           6.28             2.56


Total from investment operations ............................          6.92         0.60           6.49             2.84

Less dividends from:
              Net investment income .........................         (0.20)       (0.17)         (0.20)           (0.28)
              Net realized gains ............................          0.00        (1.35)         (0.37)            0.00
              Return of capital .............................          0.00        (0.02)          0.00             0.00

Change in net asset value ...................................          6.72        (0.94)          5.92             2.56

Net asset value, end of year ................................   $     26.20  $     19.48  $       20.42    $       14.50

Total Return (b) ............................................         35.50%        3.15%         46.01%           24.02%

Ratios/Supplemental Data Ratios to average net asset:
              Net investment income .........................          0.62%        0.95%          1.35%            2.48%(c)
              Expenses, after expense reductions ............          1.44%        1.54%          1.61%            1.55%(c)
              Expenses, before expense reductions ...........          1.44%        1.54%          1.61%            2.16%(c)

Portfolio turnover rate .....................................         62.71%       99.55%         78.83%           59.62%

Net assets at end of year (000) .............................    $  360,966  $    150,492   $     66,893       $   15,438



(a) Fund commenced operations on October 2, 1995.
(b) Sales loads are not reflected in computing total return, which are not annualized for periods less than a year.
(c) Annualized.



Class C Shares:                                                  1999           1998           1997         1996(a)
Net asset value, beginning of year ..................   $        19.45  $       20.40  $      14.51  $      11.94

Income from investment operations:
              Net investment income .................            (0.01)          0.03          0.07          0.18
              Net realized and unrealized
              gain on investments ...................             6.71           0.39          6.27          2.57


Total from investment operations ....................             6.70           0.42          6.34          2.75

Less dividends from:
              Net investment income .................            (0.07)          0.00         (0.08)        (0.18)
              Net realized gains ....................             0.00          (1.35)         (.37)         0.00
              Return of capital .....................             0.00          (0.02)         0.00          0.00


Change in net asset value ...........................             6.63          (0.95)         5.89          2.57

Net asset value, end of year ........................   $        26.08  $       19.45  $      20.40  $      14.51

Total Return (b) ....................................            34.45%          2.34%        44.77%        23.20%

Ratios/Supplemental Data Ratios to average net asset:
         Net investment income ......................            (0.17)%         0.14%         0.48%         1.73%(c)
         Expenses, after expense reductions .........             2.23%          2.36%         2.49%         2.30%(c)
         Expenses, before expense reductions ........             2.23%          2.37%         2.73%         6.51%(c)

Portfolio turnover rate .............................            62.71%         99.55%        78.83%        59.62%

Net assets at end of year (000) .....................   $       133,934     $   41,513     $   9,999     $   1,267



(a) Fund commenced operations on October 2, 1995.
(b) Sales loads are not reflected in computing total return, which are not annualized for periods less than a year.
(c) Annualized.


Class I Shares:
Net asset value, beginning of period ........................   $   21.78

Income from investment operations:
              Net investment income .........................        0.25
              Net realized and unrealized gain on investments        4.48


Total from investment operations ............................        4.73

Less dividends from:
              Net investment income .........................       (0.25)

Change in net asset value ...................................        4.48

Net asset value, end of period ..............................   $   26.26

Total Return (b) ............................................       21.70%

Ratios/Supplemental Data Ratios to average net asset:
         Net investment income ..............................        1.14%(c)
         Expenses, after expense reductions .................        1.00%(c)
         Expenses, before expense reductions ................        1.13%(c)

Portfolio turnover rate .....................................       62.71%

Net assets at end of period (000) ....................   $         52,357


(a)  Commencment of operations.
(b) Sales loads are not reflected in computing total return, which are not annualized for periods less than a year. (c) Annualized

Schedule of Investments
Thornburg Value Fund
September 30, 1999    CUSIPS:  Class A - 885-215-731, Class C -
885-215-715, Class I - 885-215-632
NASDAQ Symbols:  Class A - TVAFX, Class C - TVCFX, Class I - TVIFX
COMMON STOCKS--73.40%
BANKING INSTITUTIONS (3.80%)
Bank Austria AG                                                             190,839          $9,493,154
Hudson City Bancorp Inc.                                                    475,000          6,531,250
Unionbancal Corp.                                                           298,000          10,802,500
BIOTECHNOLOGY (2.00%)
Genzyme Corp.                                                               311,000          14,014,438
CONSUMER ELECTRONICS (2.30%)
Sony Corp.                                                                  52,800           7,867,091
Sony Corp. - ADR                                                            55,000           8,253,438
BUILDING MATERIALS (1.80%)
Dyckerhoff AG Preferred                                                     403,000          12,392,664
CAPITAL EQUIPMENT (1.80%)
Boeing Co.                                                                  290,000          12,361,250
CHEMICALS (3.40%)
Dow Chemical Corp.                                                          112,500          12,782,812
Hercules Inc.                                                               402,100          11,510,113
TELECOMMUNICATION SERVICES (0.90%)
SBA Communcations Corp. +                                                   600,000          6,525,000
PHARMACEUTICALS (2.50%)
Eli Lilly & Company                                                         275,000          17,600,000
ENERGY (3.50%)
Atlantic Richfield Co.                                                      205,000          18,168,125
Occidental Petroleum Corp.                                                  290,000          6,706,250
ENTERTAINMENT (1.60%)
Fox Entertainment Group Inc. +                                              537,600          11,356,800
FOOD & BEVERAGES (1.80%)
Pepsico Inc.                                                                425,000          12,856,250
NATURAL GAS PIPELINES (2.80%)
El Paso Energy Corp.                                                        488,200          19,436,463
HEALTHCARE SERVICES (1.90%)
Health Management Assoc. +                                                  1,800,000        13,323,384
HOUSEHOLD PRODUCTS (0.70%)
Henkel KGaA Preferred                                                       82,600           5,185,538
INVESTMENT MANAGEMENT & BROKERAGE (6.80%)
Charles Schwab and Co.                                                      260,000          8,758,750
Ing Groep N.V.                                                              178,022          9,660,634
Investment Technology Group                                                 355,869          8,184,987
Julius Baer Holding AG                                                      3,403            10,078,769
Pimco Advisors Holdings L. P.                                               365,000          11,497,500
RAILROADS (1.40%)
Union Pacific Corp.                                                         201,600          9,689,400
REAL ESTATE INVESTMENT TRUSTS (2.60%)
JDN Realty Corp.                                                            480,000          9,830,743
Sun Communities Inc.                                                        259,500          8,579,719
RETAIL (2.00%)
CVS Corp.                                                                   350,000          14,284,375
TECHNOLOGY - SEMI CONDUCTORS & EQUIPMENT (8.20%)
Applied Materials Inc.                                                      145,000          11,291,875
Brooks Automation Inc. +                                                    298,200          5,237,137
Dallas Semiconductor Corp.                                                  130,000          6,946,875
Intel Corp.                                                                 230,000          17,091,875
Lam Research Corp. +                                                        290,000          17,690,000
TECHNOLOGY - COMPUTERS & PERIPHERALS (3.90%)
Diebold Inc.                                                                496,700          11,486,187
Seagate Technology Inc. +                                                   230,000          7,086,875
Sun Microsystems Inc. +                                                     100,000          9,300,000
TECHNOLOGY - SOFTWARE & SERVICES (3.20%)
Advent Software, Inc. +                                                     228,750          14,239,688
Macromedia Inc. +                                                           200,000          8,200,795
TECHNOLOGY - CONSULTING (0.30%)
US WEB +                                                                    65,000           2,204,225
TELECOMMUNICATION SERVICES (6.50%)
Bell Atlantic Corp.                                                         373,800          25,161,412
Telecom Corporation Of New Zealand ADR                                      109,300          3,497,600
U. S. West Inc.                                                             300,000          17,118,750
TELECOMMUNICATION EQUIPMENT (5.50%)
Newbridge Networks Corp. +                                                  505,000          13,161,562
Nokia Corp.                                                                 30,000           2,684,274
Nortel Networks Corp.                                                       450,000          22,950,000
TRANSPORTATION SERVICES (1.50%)
Avis Rental A Car Inc. +                                                    509,000          10,625,375
TRAVEL SERVICES (0.70%)
Sabre Holdings Corp. +                                                      107,900          4,639,700

TOTAL COMMON STOCKS (Cost $452,963,375)                                                      518,345,602

COMMERCIAL PAPER--3.30%
Bellsouth Telecomm Inc., 5.25% due 10/22/1999                               550,000          548,316
Citicorp Inc., 5.27% due 10/13/1999                                         5,900,000        5,889,636
Citicorp Inc., 5.28% due 10/14/1999                                         5,000,000        4,990,466
Toyota Motor Credit Co., 5.28% due 10/1/1999                                390,000          390,000
Toyota Motor Credit Co., 5.30% due 10/7/1999                                6,095,000        6,089,616
Toyota Motor Credit Co., 5.36% due 10/12/1999                               4,000,000        3,993,449
Toyota Motor Credit Co., 5.33% due 10/21/1999                               1,700,000        1,694,966

TOTAL COMMERCIAL PAPER (Cost $23,596,449)                                                    23,596,449

COMMERCIAL PAPER (0.90%)
American General Finance, 5.25% due 10/4/1999                               500,000          499,781
Ford Motor Credit Corp., 5.27% due 10/5/1999                                2,400,000        2,398,595
Ford Motor Credit Corp., 5.29% due 11/1/1999                                3,000,000        2,986,334
Merrill Lynch Inc., 5.28% due 10/12/1999                                    555,000          554,105

TOTAL COMMERCIAL PAPER (Cost $6,438,815)                                                     6,438,815


TOTAL INVESTMENTS   (Cost $482,998,639)*                                                     $ 548,380,866

+   Non-income producing.
   See notes to financial statements.




Independent Auditor's Report

To the Board of Trustees and Shareholders of Thornburg Investment Trust In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Thornburg Value Fund series of Thornburg Investment Trust (hereafter referred to as the "Fund") at September 30, 1999, the results of its operations, the changes in its net assets, and the financial highlights for the year then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with generally accepted auditing standards, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at September 30, 1999 by correspondence with the custodian and brokers, provides a reasonable basis for the opinion expressed above. The financial statements for the year ended September 30, 1998, including the financial highlights for each of the four years in the period then ended, were audited by other independent accountants whose report dated October 23,
1998 expressed an unqualified opinion on those financial statements. PricewaterhouseCoopers LLP New York, New York October 29, 1999

change in Independent accountants

Thornburg Investment Trust
On August 13, 1999, McGladrey & Pullen, LLP (McGladrey) resigned as independent auditors of the Fund pursuant to an agreement by PricewaterhouseCoopers LLP
(PwC) to acquire McGladrey's investment company practice. The McGladrey partners and professionals serving the Fund at the time of the acquisition joined PwC. The reports of McGladrey on the financial statements of the Fund during the past two fiscal years contained no adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles. In connection with its audits for the two most recent fiscal years and through August 13, 1999, there were no disagreements with McGladrey on any matter of accounting principle or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of McGladrey would have caused it to make reference to the subject matter of disagreement in connection with its report. On September 22, 1999, the Fund, with the approval of its Board of Directors and its Audit Committee, engaged PwC as its independent auditor. Index Comparisons Thornburg Value Fund Index Comparison Compares performance of Thornburg Value Fund and the Standard & Poor's 500 Index for the period October 1, 1995 to September 30, 1999. Past performance of the Index and the Fund may not be indicative of future performance.












Class A Shares
Average Annual Total Returns (at max. offering price) (periods ended 9/30/99)
One Year:                           29.39%
Three Year                          24.94%
Since Inception (10/1/95):          24.73%












Class C Shares
Average Annual Total Returns (periods ending 9/30/99)
One Year:                           34.45%
Three Years:                        Letter to shareholders
William V. Fries, CFA
Portfolio Manager
Dear Fellow Shareholders,
The fiscal year ended September 30 was excellent for the Thornburg Value Fund. The results for the calendar year-to-date and since inception are shown in the table below. Since the end of the fiscal year investment performance has continued to be healthy. Total return performance as of 9/30/99 Inception:
11/2/98 I Shares

Net Asset Value    Cal. YTD          1 Year*   3 Years*  Since Incept.*
                    13.42%          35.99%    27.02%**  26.28%**







Past performance cannot guarantee future results. * Reflects purchase of A Shares at NAV until I Share inception of 11/2/98 ** Annualized.


Y2k Update
We Are Ready for the Year 2000

Dear Shareholder,

I wish to inform you about our success with respect to being Year 2000 compliant in the computer systems used to manage your Thornburg funds investment. Your shareholder records are kept on a large computer system belonging to our transfer agent, DST Systems. Accounting data pertaining to your investment portfolio reside on large systems belonging to State Street Bank and its affiliates. We have smaller computer networks at Thornburg Investment Management to help us organize and manage our investment activities. I will describe briefly the Year 2000 status of each area.

Shareholder records for Thornburg funds are kept on computers that use a DST software system called "TA 2000." DST is one of the largest mutual fund record processors in the world, keeping shareholder records for many large mutual fund families. The TA 2000 system, as is name implies, was built with 4-digit year description fields in order to be Year 2000 compliant. To quote from DST's February 1999 newsletter, "Internal 2000 readiness testing of TA 2000 and TRA 2000 is complete. Several retests of critical TA 2000 (and TRAC 2000) functions were also completed successfully in 1998. With the completion of these internal tests, the TA 2000 (and TRAC 2000) systems are considered to be Y2K ready." There are no hedge words in the preceeding 3 sentences! I am not surprised. I first heard DST talk about taking concrete measures to deal with Y2K issues about 8 years ago. If you worry about electric power continuity, I can inform you that DST maintains its own diesel powered backup generating station adjacent to its computer facility.
Both are located in geologically stable limestone caves east of Kansas City.

Asset custody and fund accounting records of the Thornburg funds are stored on State Street Bank computers. We use a variety of software systems to carry out all activities relating to running the funds. We are informed that this software infrastructure has been 100% tested and corrected to be Year 2000 compliant. You can monitor State Street Bank's disclosure yourself on the internet website, statestreet.com.

Thornburg Investment Management has a computer network to help us carry out our daily business of managing the assets in our mutual funds. Our information technology director, Stewart Kane, has made a great effort to be certain that our software platforms are Year 2000 compliant.

We look forward to the new year.




Brian McMahon
President, Thornburg Investment Management

Investment Manager
Thornburg Investment Management, Inc.
119 East Marcy Street
Santa Fe, New Mexico 87501
800.847.0200

Principal Underwriter
Thornburg Securities Corporation
119 East Marcy Street
Santa Fe, New Mexico 87501
800.847.0200
This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which includes information regarding the Fund's objectives and policies, experience of its management, marketability of shares, and other information. Performance data quoted represent past performance and do not guarantee future results.